UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

HARMONY BIOSCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39450	82-2279923
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 W. Germantown Pike, Suite 215

Plymouth Meeting, PA 19462

(Address of principal executive offices) (Zip Code)

(484) 539-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	HRMY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 1, 2024, certain shareholders (the “Selling Shareholders”) of Harmony Biosciences Holdings, Inc. (the “Company”) sold 8,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (“Common Stock”), in a registered public offering pursuant to the Company’s Registration Statement on Form S-3 ASR (File No. 333-260905) (the “Registration Statement”) filed under the Securities Act of 1933, as amended, which Registration Statement became automatically effective upon filing on November 9, 2021. The Shares were sold pursuant to an Underwriting Agreement, dated October 30, 2024 (the “Underwriting Agreement”), among the Company, the Selling Shareholders and J.P. Morgan Securities LLC (the “Underwriter”). Pursuant to the terms of the Underwriting Agreement, the Selling Shareholders also granted the Underwriter a 30-day option to purchase up to 1,200,000 additional shares of Common Stock on the same terms (the “Option Shares”). The Selling Shareholders will receive all of the net proceeds from this offering. The Company will not receive any of the proceeds from this offering.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein. A copy of the opinion of Latham & Watkins LLP relating to the validity of the Shares and the Option Shares is filed herewith as Exhibit 5.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 30, 2024, by and among Harmony Biosciences Holdings, Inc., J.P. Morgan Securities LLC, and certain selling shareholders named therein.

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONY BIOSCIENCES HOLDINGS, INC.

Date: November 1, 2024	By:	/s/ Sandip Kapadia
Sandip Kapadia
Chief Financial Officer and Chief Administrative Officer